SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 13, 2008

CHINA FIRE & SECURITY GROUP, INC.
(Exact name of registrant as specified in Charter)

Florida	000-50491	65-1193022
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

South Banbidian Industrial Park,
Liqiao Township, Shunyi District
Beijing 101304, People’s Republic of China
(Address of Principal Executive Offices)

(86-10) 8416 3816
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On August 12, 2008, China Fire & Security Group, Inc. (the “Company”) issued a press release announcing its results for the quarter ended June 30, 2008. The press release is attached as Exhibit 99.1 to this report on Form 8-K.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 5.02. Appointment of Certain Officers

On August 13, 2008, Mr. Xiaoyuan (Robert) Yuan is appointed as the Principal Accounting Officer of the Company. Mr. Yuan joined the Company as the Chief Accounting Officer and the Company’s Secretary in July 2007. Prior to that, since 2006, Mr. Yuan worked for CCG Elite Investor Relations, a global investor relations company, as an account executive representing a number of public companies listed in the U. S. From 2003 to 2005, Mr. Yuan held various positions in the fields of industry research, strategic planning and M &A for Lenovo Group Co. Ltd. (HKSE: 0992.HK), the largest PC manufacturer in China. Mr. Yuan graduated from Texas Christian University with his Ph.D. degree in Physics and MBA with concentration in finance in 2003.

Item 7.01 Regulation FD Disclosure

On August 12, 2008, the Company issued a press release announcing its new contract with Xinyu Iron and Steel Co., Ltd. located in Xinyu, Jiangxi Province. A copy of the press release is attached as Exhibit 99.2 to this report on Form 8-K.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Earnings Release of China Fire & Security Group, Inc., dated August 12, 2008.

99.2	Press Release Announcing New Contract with Xinyu Iron and Steel Co., Ltd., dated August 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA FIRE & SECURITY GROUP, INC.

Date: August 13, 2008	By:	/s/ Brian Lin
Name: Brian Lin
Title: Chief Executive Officer